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LITHIA

Q3’10 COMPANY UPDATE



DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding third quarter and full year 2010 results; statements regarding our future goals, plans, objectives and strategies; and projections regarding our future financial position and results of operations. Generally, you can identify forward-looking statements as statements other than those of historical fact and by terms such as "may," "will," "should," "expect," "plan," "intend," "forecast," "anticipate," "believe," "estimate," "predict," "potential," and "continue" or the negative of these terms or other comparable terminology. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in our filings with the SEC including the "Risk Factors" section of our Annual Report on Form 10-K, as amended and supplemented from time to time by our Quarterly Reports on Form 10-Q and our other filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook. You should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating profit as a percentage of revenue and gross profit and adjusted pre-tax margin adjusted to exclude certain items disclosed in the attached financial tables. Cash flows from operations were adjusted to include the change in non-trade floorplan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, cash flows from operations, operating income or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.

1947 Photo


LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
CHRYSLER
PLYMOUTH
US
ROYAL
HOTEL

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON




Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Bend [1]
Roseburg [2]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
Eureka [1]
Redding [2]
IDAHO
Boise [2]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [4]
CALIFORNIA
Loveland [1]
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
ALASKA
Fairbanks [1]
Anchorage [5]
Wasilla [1]
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
Updated: 08/09/10

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Fortune 800 Company



LITHIA MOTORS OVERVIEW

85 DEALERSHIPS, 12 STATES, 26 BRANDS



Operations

- Stable, profitable business
- Leader in used vehicles
- Improved brand mix

Market Position

- Mid-sized regional markets
- Rural, single-point stores
- Higher demand for trucks and domestic brands

Growth

- Organic sales improvement
- Acquire underperforming stores
- Strong financial position

DIFFERENTIATED MODEL





FOCUSED CENTRALIZATION

PROMOTING ENTREPRENEURIAL MANAGEMENT

CORPORATE

- Cash Management
- Advertising / Marketing
- Accounts Payable
- Procurement
- Accounts Receivable
- Credit and Collections
- Legal
- Tax / Accounting
- Information Systems
- Payroll / Benefits
- Inventory Management
- Human Development
- Human Resources


CENTRALIZED
BUDGETING &
COMMON
MEASUREMENT

CUSTOMER-FACING

- Model Tailored to Local Markets
- Empowered Store Management:
  - Hiring Decisions
  - Ad Campaigns
  - Customer Experience
  - Community Reputation
  - Internet Lead Mgmt
- GM is Local Leader
- Unique Store Culture
- Individual Recipe for Success


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PERFORMANCE AT A GLANCE


Revenue ($MM)
14.7%
$508.0
$582.7
Q3 2009
Q3 2010


Adjusted Income from Continuing Operations ($MM)
14.6%
$8.5
$9.8
Q3 2009
Q3 2010

Note: See appendix for reconciliation of adjusted income from continuing operations

- Same store sales increased 12%
- Same store service, body and parts revenues increased 2.5%
- Exceeded high end of guidance by $0.08

Q3'10 FINANCIAL RESULTS



New Vehicle Same Store Gross Profit Change


10.5%
(2.5)%
(8.3)%
(0.3)%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


18.7%
1.1%
(3.3)%
16.5%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


2.6%
(0.1)%
1.4%
3.9%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit flat
- Retail used vehicle same store gross profit up 17%
- Service, body and parts same store gross profit up 4%



GROSS PROFIT ANALYSIS



NEW VEHICLE SALES

SHIFT TOWARDS TRUCKS INCREASING ASP

Average Selling Price per Unit


28,753
32,200
31,321
30,966
31,763
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Vehicle Sales Mix


49.4%
50.6%
56.3%
43.7%
56.6%
43.4%
56.1%
43.9%
58.4%
41.6%
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Car
Truck

- New vehicles same store sales up 8%, despite difficult comparison due to "Cash for Clunkers" in 2009
- Gross profit per unit increased $57 over prior year

- Used vehicle same store sales up 20%
- Wholesaled 3% fewer units than in Q3'09
- Sold 2,100 'As-Is' used cars in the quarter

Retail/Wholesale Split


65.7%
34.3%
70.5%
29.5%
Q3'09
Q3'10

Used to New Ratio


0.9x
1.0x
1.2x
1.0x
1.1x
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10



USED VEHICLE SALES

CONTINUED FOCUS AND STRONG EXECUTION



SERVICE, BODY AND PARTS

REVENUE MIX BY COMPONENT

Same Store Revenue Mix


9.0%
16.7%
18.9%
55.5%
9.6%
16.3%
18.0%
56.1%
9.7%
17.2%
18.6%
54.5%
8.6%
16.1%
17.4%
57.9%
9.1%
16.4%
17.2%
57.3%
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10
Customer Pay	(0.3)%	(0.7)%	0.6%	5.6%	5.9%
Warranty	(11.9)%	(12.7)%	(13.4)%	(10.0)%	(6.7)%
Wholesale Parts	(7.4)%	(8.7)%	(11.6)%	(3.1)%	0.8%
Body Shop	(2.8)%	(11.3)%	(14.2)%	(8.8)%	3.9%
Total	**(2.2)%**	**(3.4)%**	**(6.0)%**	**(0.2)%**	**2.5%**

- Same store sales growth of 2.5% in the quarter
- Sequential improvement in all areas
- Warranty decline continues to slow



SERVICE TREND ANALYSIS

BUSINESS REMAINS STABLE DUE TO MIX SHIFT

- Consistent number of vehicles serviced per month
- More older vehicles being serviced
- Declining average sale per RO indicates some deferral of maintenance

Age of Serviced Vehicles

Avg # of Vehicles Serviced per Month


81,326
79,385
82,383
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.0%
27.8%
18.9%
28.1%
25.2%
31.2%
21.2%
27.8%
19.8%
2008
2009
2010

Note: Serviced vehicles defined as count of unique VINs

Average Sale per RO

Model Year (Aged)	**2008**	**2009**	**2010**
6+ Yrs	$323	$300	$299
4-5 Yrs	$308	$281	$285
2-3 Yrs	$256	$252	$258
0-1 Yrs	$223	$217	$220
Total	**$271**	**$263**	**$269**

Penetration Rates	**Q3'09**	**Q3'10**
Finance and Insurance	67%	72%
Service Contracts	40%	40%
Lifetime Oil and Filter	37%	34%

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$94
$527
$288
$118
$542
$340
Q3 2009
Q3 2010
F&I per Unit
$909
$1,000

- F&I per unit, excluding 'As-Is' units, is $1,081
- Sold an average of $65 in additional service work on each lifetime oil change in Q3'10
- Finance reserves up as bank increase lending activities

FINANCE AND INSURANCE

IMPROVEMENT IN PER UNIT AMOUNTS



SG&A ANALYSIS

IMPROVING LEVERAGE AS VOLUME RETURNS



Gross Profit ($MM) & Adjusted SG&A


83.3%
74.5%
73.8%
$93.6
$95.5
$104.9
Q3 2008
Q3 2009
Q3 2010
Gross Profit
Adj SG&A as a % of GP

% of Gross Profit	**Q3'09**	**Q3'10**	**Change**
Personnel	47.2%	45.1%	(210) Bps
Advertising	5.1%	6.7%	160 bps
Rent	3.9%	3.3%	(60) bps
Facility Cost	5.8%	5.7%	(10) bps
Other	12.5%	13.0%	50 bps
Total	**74.5%**	**73.8%**	**(70) bps**

Note: See appendix for reconciliation of adjusted SG&A

- Year-over-year declines in adjusted SG&A as a % of gross profit for six consecutive quarters
- Additional advertising to increase market share

$M	Q3'09	Q3'10	% Change
Gross Profit	**$95.5**	**$104.9**	**9.9%**
Personnel	$45.1	$47.3	4.9%
Advertising	$4.9	$7.0	44.1%
Rent	$3.7	$3.5	(6.5)%
Facility Cost	$5.5	$6.0	8.4%
Other	$12.0	$13.7	14.5%
Adj SG&A	**$71.2**	**$77.5**	**8.9%**

Note: See appendix for reconciliation of adjusted SG&A

Q3'10 Incremental Throughput	**$M**
Change in Gross Profit	$9.4
Change in Adj SG&A	$6.3
% Incremental Throughput	**33.3%**

Q3'10 Incremental Throughput, at 2009 Advertising Levels	**$M**
Change in Gross Profit	$9.4
Change in Adj SG&A	$4.3
% Incremental Throughput	**55.0%**

- Retained 33% of each incremental gross profit dollar
- Assuming advertising % of gross profit consistent with 2009, retained 55% of each incremental gross profit dollar

GROSS PROFIT RETENTION

REMAINING DISCIPLINED IN COST CONTROLS



BOOK VALUE PER SHARE

STOCK TRADING BELOW TANGIBLE BOOK VALUE

- 83% of book value in tangible assets
- Balance sheet risk mitigated
- $9MM increase in intangibles from acquisitions

$MM, except per share amounts	Assets	Liabilities	Net Value	Book Value per Share
Cash/CIT	$44.0	-	$44.0	$1.68
Inventory/Flooring	$392.9	$(223.9)	$169.0	$6.48
Other Current	$52.5	$(84.8)	$(32.3)	$(1.24)
PP&E/Debt	$363.0	$(294.7)	$68.3	$2.62
Other Long-term	$51.2	$(37.2)	$14.0	$0.54
Tangible BV	**$903.6**	**$(640.6)**	**$263.0**	**$10.08**
Intangibles	$51.5	-	$51.5	$1.97
Total BV	**$955.1**	**$(640.6)**	**$314.5**	**$12.05**

Note: Book value based on outstanding shares as of September 30, 2010


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FINANCIAL POSITION

CURRENT LIQUIDITY

INCREASED THROUGHOUT 2010

Immediately Available Funds ($MM)	Q4'09	Q3'10	Change
Cash and Cash Equivalents	$12.8	$15.3	$2.5
Availability on Line of Credit	25.7	30.4	4.7
Unfinanced New Vehicles	35.7	65.2	29.5
Total	**$74.2**	**$110.9**	**$36.7**

- Projected 2010 free cash flow* of $35MM
- YTD adjusted operational cash flow negative due to vehicle inventory increase without increase in floorplan financing
- $24MM cash paid for acquisitions

*Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

STABLE BALANCE SHEET

MINIMAL NEAR TERM DEBT MATURITIES

- No debt except mortgages and new vehicle financing
- Comfortably in compliance with all financial covenants

Future Mortgage Debt Maturities ($M)



80
70
60
50
40
30
20
10
0
2010
2011
2012
2013
2014
2015
2016
Beyond
Avg Annual Adj CF from Ops

Note: Based on outstanding mortgages s of September 30, 2010. Average annual adjusted cash flow from operations is based on 2007-2009. See appendix for reconciliation of adjusted cash flow from operations



INCREASED 2010 GUIDANCE

Projected earnings range*: **Q4'10 - $0.11 - $0.13**
FY 2010 - $0.84 - $0.86

ASSUMPTIONS

- Total revenues in range of $1.95 to $2.0 billion
- New vehicle same store sales increasing 15.7%
- New vehicle gross margin from 8.1% to 8.3%
- Used vehicle same store sales increasing 16.6%
- Used vehicle gross margin from 14.2% to 14.5%
- Service body and parts same store sales decreasing 0.6%
- Service body and parts gross margin from 48.4% to 48.7%
- Finance and insurance gross profit of $955 per unit
- Tax rate of 40%
- Estimated average diluted shares outstanding of 26.3 million
- Capital expenditures of approximately $9.3 million
- Chrysler market share consistent with full year 2009 levels

*Excludes the impact of future acquisitions, dispositions and any potential non-core items

2011 GUIDANCE

Projected earnings range*: **Q1'11 - $0.15 - $0.17**
FY 2011 - $1.03 - $1.11

ASSUMPTIONS

- Total revenues in range of $2.2 to $2.35 billion
- New vehicle same store sales increasing 10.0%
- New vehicle gross margin from 8.0% to 8.2%
- Used vehicle same store sales increasing 8.8%
- Used vehicle gross margin from 14.0% to 14.3%
- Service body and parts same store sales increasing 1.9%
- Service body and parts gross margin from 48.6% to 48.9%
- Finance and insurance gross profit of $970 per unit
- Tax rate of 40%
- Estimated average diluted shares outstanding of 26.9 million
- Capital expenditures of approximately $10.6 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items



MISSION STATEMENT

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

OUR VALUES

EARN CUSTOMERS FOR LIFE

Let's listen and understand our customers' needs. Know that you are empowered to 'do the right thing.' Let's make sure our customers are so satisfied that they refer us to their families and friends

RESPECT EVERYONE

Treat everyone with the utmost respect and integrity. Our reputation is our competitive advantage – protect it. Be proud of the work you do and the services we provide to our communities

IMPROVE CONSTANTLY

We work together as a team sharing ideas and best practices to make our customers' experience easier and faster. Never quit trying to improve your performance

HAVE FUN

Our enthusiasm to sell and repair vehicles will set us above our competitors


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APPENDIX

NON-OPERATING ASSETS

CONTINUED PROGRESS CONVERTING ASSETS

- Mitigated 24% of non-operating assets in Q3, estimated annual savings of $0.03 per share
- 29% of remaining non-operating assets under advanced negotiations

Property, Plant and Equipment ($MM)	**As of Sept 30, 2010**
Land	$114.5
Building	$198.8
Leaseholds	$14.1
Equipment	$35.6
Total	**$363.0**

Vacant Facilities & Bare Land	**($MM)**
Value at June 30, 2010	$41.3
Mitigated	$(10.0)
Current Value	**$31.3**

CHRYSLER UPDATE

ENCOURAGING DEVELOPMENTS AND TRENDS

- Chrysler new vehicle same store sales up 11%; better than total new vehicle same store sales
- Chrysler stores comprise 27% of current store count

Stand Alone Chrysler Stores


37
38%
reduction
23
12/31/2007
9/30/2010

Chrysler Unit Sales	**Q3'10**
Ram Pickup	51%
Jeep Models	21%
Charger/Challenger/300	9%
Minivan	6%
Other	13%
Total	**100%**

- Sector currently presents the elimination of vehicle reconditioning using 3 methods

Assumptions:

Revenue from Used Vehicle Sale to Customer	$18,000
Used Vehicle Cost (excluding Vehicle Recon)	$14,000
Service Revenue for Internal Prep	$2,000
Service Cost for Internal Prep	$1,000

LITHIA'S METHOD

- Vehicle reconditioning revenues and cost are eliminated in SB&P. Gross profit is reclassified to new and used COS.

	Used Car Sale	Vehicle Recon	Elimination	Consolidated
Used Car Revenue	$18,000	-		**$18,000**
SB&P Revenue		2,000	$(2,000)	-
Total Revenue	$18,000	$2,000	$(2,000)	**$18,000**
Used Car Cost	$14,000	$2,000	$(1,000)	**$15,000**
SB&P Cost		$1,000	$(1,000)	-
Total COS	$14,000	$3,000	$(2,000)	**$15,000**

VEHICLE RECONDITIONING

SUMMARY OF SECTOR PRESENTATION METHODS



METHOD 2

- Vehicle reconditioning revenues and costs are eliminated in SB&P. Gross profit remains in SB&P

	Used Car Sale	Vehicle Recon	Elimination	Consolidated
Used Car Revenue	$18,000			**$18,000**
SB&P Revenue		2,000	$(2,000)	**-**
Total Revenue	$18,000	$2,000	$(2,000)	**$18,000**
Used Car Cost	$14,000	$2,000		**$16,000**
SB&P Cost		$1,000	$(2,000)	**(1,000)**
Total COS	$14,000	$3,000	$(2,000)	**$15,000**

METHOD 3

- Vehicle reconditioning revenues are eliminated in new and used revenue and cost. SB&P revenues and cost increased

	Used Car Sale	Vehicle Recon	Elimination	Consolidated
Used Car Revenue	$18,000	-	$(2,000)	**$16,000**
SB&P Revenue		2,000		**2,000**
Total Revenue	$18,000	$2,000	$(2,000)	**$18,000**
Used Car Cost	$14,000	$2,000	$(2,000)	**$14,000**
SB&P Cost		$1,000		**1,000**
Total COS	$14,000	$3,000	$(2,000)	**$15,000**

VEHICLE RECONDITIONING

SUMMARY OF SECTOR PRESENTATION METHODS



	2010 Quarterly Income Statement		
	Q3'10	Q2'10	Q1'10
New vehicle	293,237	268,721	215,617
Used vehicle	158,798	146,836	135,899
Wholesale used vehicles	30,869	25,570	23,465
Service, body and parts	77,733	71,996	68,797
Finance and insurance	18,928	16,274	14,638
Fleet and other	3,122	4,704	803
Total Revenues	**582,687**	**534,101**	**459,219**
Cost of Goods Sold	477,743	438,358	373,314
New vehicles	24,219	22,095	18,404
Retail used vehicles	23,265	21,247	18,594
Wholesale used vehicles	34	301	371
Service, body and parts	38,060	35,379	33,546
Finance and insurance	18,928	16,274	14,638
Fleet and other	438	447	352
Gross Profit	**104,944**	**95,743**	**85,905**
Asset impairment charges	-	13,260	1,491
SG&A	77,468	74,813	71,039
Depreciation – buildings	1,556	1,586	1,581
Depreciation and Amortization – other	2,682	2,816	3,168
Operating Income	**23,238**	**3,268**	**8,626**
Floorplan interest expense	3,085	2,567	2,751
Other interest expense	3,725	3,529	3,588
Other, net	(73)	(215)	(68)
Income before taxes	**16,501**	**(2,613)**	**2,355**
Income tax expense (benefit)	6,709	(1,099)	912
Income from continuing operations	**9,792**	**(1,514)**	**1,443**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

	2009 Quarterly Income Statement			
	Q4'09	Q3'09	Q2'09	Q1'09
New vehicle	210,494	266,769	211,760	192,306
Used vehicle	112,051	129,857	126,256	109,089
Wholesale used vehicles	18,212	20,223	17,751	16,513
Service, body and parts	71,268	74,538	72,312	72,957
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	524	895	625	570
Total Revenues	**424,848**	**507,986**	**443,561**	**404,972**
Cost of Goods Sold	347,646	412,493	357,272	325,691
New vehicles	16,524	23,806	17,387	16,700
Retail used vehicles	15,429	19,742	18,329	13,666
Wholesale used vehicles	(5)	16	45	355
Service, body and parts	32,636	35,927	35,313	34,667
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	319	298	358	356
Gross Profit	**77,202**	**95,493**	**86,289**	**79,281**
Asset impairment charges	152	1,967	3,520	1,677
SG&A	67,508	71,557	68,854	69,058
Depreciation – buildings	1,849	1,189	1,173	1,228
Depreciation and Amortization – other	4,466	2,694	2,796	2,863
Operating Income	**3,227**	**18,086**	**9,946**	**4,455**
Floorplan interest expense	2,387	3,053	2,664	2,911
Other interest expense	3,476	3,291	3,367	3,981
Other, net	(47)	(25)	(258)	(1,164)
Income before taxes	**(2,589)**	**11,767**	**4,173**	**(1,273)**
Income tax expense	(775)	4,792	1,634	(489)
Income from continuing operations	**(1,814)**	**6,975**	**2,539**	**(784)**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2009 QUARTERLY INCOME STATEMENTS

2008 Quarterly Income Statement

	Q4'08	Q3'08	Q2'08	Q1'08
New vehicle	207,378	310,655	332,629	316,870
Used vehicle	94,789	127,179	123,150	124,485
Wholesale used vehicles	14,871	24,959	25,417	31,229
Service, body and parts	74,211	76,470	75,528	77,387
Finance and insurance	13,819	20,870	21,373	21,441
Fleet and other	1,665	846	1,440	916
Total Revenues	**406,733**	**560,979**	**579,537**	**572,328**
Cost of Goods Sold	328,873	467,393	482,012	475,316
New vehicles	17,795	23,645	25,721	24,630
Retail used vehicles	11,122	12,789	14,575	14,972
Wholesale used vehicles	(721)	(1,179)	(775)	(461)
Service, body and parts	35,449	37,101	36,209	36,036
Finance and insurance	13,819	20,870	21,373	21,441
Fleet and other	396	360	422	394
Gross Profit	**77,860**	**93,586**	**97,525**	**97,012**
Asset impairment charges	1,157	1,955	335,012	-
SG&A	69,427	78,136	80,314	83,676
Depreciation – buildings	1,161	1,276	1,293	1,309
Depreciation and Amortization – other	2,847	2,867	3,133	3,173
Operating Income	**3,268**	**9,352**	**(322,227)**	**8,854**
Floorplan interest expense	5,586	4,737	5,234	5,251
Other interest expense	4,246	4,503	4,673	4,653
Other, net	(3,619)	(1,881)	(1,070)	(56)
Income before taxes	**(2,945)**	**1,993**	**(331,064)**	**(994)**
Income tax expense	(1,771)	972	(106,671)	(408)
Income from continuing operations	**(1,174)**	**1,021**	**(224,393)**	**(586)**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2008 QUARTERLY INCOME STATEMENTS

	2007 Quarterly Income Statement			
	Q4'07	Q3'07	Q2'07	Q1'07
New vehicle	338,888	413,082	432,183	360,264
Used vehicle	114,517	146,098	158,910	135,904
Wholesale used vehicles	28,810	39,308	33,246	32,498
Service, body and parts	75,393	77,701	76,876	73,442
Finance and insurance	20,053	27,712	27,670	24,602
Fleet and other	1,000	2,299	1,243	643
Total Revenues	**578,661**	**706,200**	**730,128**	**627,353**
Cost of Goods Sold	482,882	586,621	607,639	517,336
New vehicles	25,724	33,366	33,049	28,489
Retail used vehicles	14,259	20,815	23,054	20,260
Wholesale used vehicles	207	379	1,044	1,443
Service, body and parts	35,128	37,013	37,297	34,943
Finance and insurance	20,053	27,712	27,670	24,602
Fleet and other	408	294	375	280
Gross Profit	**95,779**	**119,579**	**122,489**	**110,017**
Asset impairment charges	147	(42)	1,110	-
SG&A	82,179	88,102	92,173	88,203
Depreciation – buildings	1,287	1,127	1,094	1,059
Depreciation and Amortization – other	3,275	3,069	2,960	2,684
Operating Income	**8,891**	**27,323**	**25,152**	**18,071**
Floorplan interest expense	5,596	6,652	6,802	5,914
Other interest expense	4,400	4,011	4,216	3,851
Other, net	(271)	(77)	(88)	(175)
Income before taxes	**(834)**	**16,737**	**14,222**	**8,481**
Income tax expense	1,131	6,779	5,642	3,332
Income from continuing operations	**(1,965)**	**9,958**	**8,580**	**5,149**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2007 QUARTERLY INCOME STATEMENTS

	Quarterly Same Store Revenue Changes			
	Q4	Q3	Q2	Q1
2010				
New vehicles		8.0%	26.3%	11.7%
Retail used vehicles		19.8%	15.0%	22.0%
Wholesale used vehicles		51.8%	42.1%	41.1%
Service, body and parts		2.5%	-0.2%	-6.0%
Finance and insurance		18.8%	15.2%	-0.3%
Total		**12.2%**	**19.1%**	**12.1%**
2009				
New vehicles	1.1%	-13.5%	-35.9%	-39.0%
Retail used vehicles	18.2%	3.1%	2.7%	-12.5%
Wholesale used vehicles	27.3%	-17.7%	-30.6%	-47.8%
Service, body and parts	-3.4%	-2.2%	-4.5%	-5.0%
Finance and insurance	-10.3%	-23.7%	-33.6%	-32.6%
Total	**4.9%**	**-8.7%**	**-23.2%**	**-28.8%**
2008				
New vehicles	-39.2%	-25.5%	-23.0%	-14.3%
Retail used vehicles	-18.8%	-15.0%	-23.0%	-9.5%
Wholesale used vehicles	-51.0%	-38.7%	-23.1%	-6.6%
Service, body and parts	-1.4%	-1.2%	-1.8%	3.5%
Finance and insurance	-33.2%	-22.6%	-22.4%	-13.0%
Total	**-30.7%**	**-21.3%**	**-20.7%**	**-10.7%**
2007				
New vehicles	-4.1%	-6.2%	-1.4%	-2.0%
Retail used vehicles	-5.0%	-10.5%	-3.1%	-7.8%
Wholesale used vehicles	-5.2%	1.2%	1.3%	21.6%
Service, body and parts	4.0%	3.8%	5.4%	3.8%
Finance and insurance	-9.9%	-5.9%	-1.0%	3.4%
Total	**-3.6%**	**-5.7%**	**-1.0%**	**-1.5%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins			
	Q4	Q3	Q2	Q1
2010				
New vehicles		8.3%	8.2%	8.5%
Retail used vehicles		14.7%	14.5%	13.7%
Wholesale used vehicles		0.1%	1.2%	1.6%
Service, body and parts		49.0%	49.1%	48.8%
Finance and insurance		100.0%	100.0%	100.0%
Total		**18.0%**	**17.9%**	**18.7%**
2009				
New vehicles	7.9%	8.9%	8.2%	8.7%
Retail used vehicles	13.8%	15.2%	14.5%	12.5%
Wholesale used vehicles	0.0%	0.1%	0.3%	2.1%
Service, body and parts	45.8%	48.2%	48.8%	47.5%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**18.2%**	**18.8%**	**19.5%**	**19.6%**
2008				
New vehicles	8.6%	7.6%	7.7%	7.8%
Retail used vehicles	11.7%	10.1%	11.8%	12.0%
Wholesale used vehicles	-4.8%	-4.7%	-3.0%	-1.5%
Service, body and parts	47.8%	48.5%	47.9%	46.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**19.1%**	**16.7%**	**16.8%**	**17.0%**
2007				
New vehicles	7.6%	8.1%	7.6%	7.9%
Retail used vehicles	12.5%	14.2%	14.5%	14.9%
Wholesale used vehicles	0.7%	1.0%	3.1%	4.4%
Service, body and parts	46.6%	47.6%	48.5%	47.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**16.6%**	**16.9%**	**16.8%**	**17.5%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY GROSS MARGINS

	Three Months Ended September 30,			
	Net income/(loss)		Diluted earnings per share	
	2010	2009	2010	2009
Continuing Operations				
As reported	$9,792	$6,975	$0.37	$0.33
Impairments and disposal gain	-	1,571	-	0.07
Lease termination and severance reserve	-	-	-	-
Gain on extinguishment of debt	-	-	-	-
Adjusted	$9,792	$8,546	$0.37	$0.40
Discontinued Operations				
As reported	$ -	$(1,262)	$ -	$(0.06)
Impairments and disposal (gain) loss	-	306	-	0.01
Adjusted	$ -	$(956)	$ -	$(0.05)
Consolidated Operations				
As reported	$9,792	$5,713	$0.37	$0.27
Adjusted	9,792	7,590	0.37	0.35

GAAP RECONCILIATION

Q3'10 ADJUSTED DILUTED EPS



2009 Quarterly Adjusted Net Income & Diluted EPS

	Net income/(loss)				Diluted earnings per share			
	Q4'09	Q3'09	Q2'09	Q1'09	Q4'09	Q3'09	Q2'09	Q1'09
Continuing Operations								
GAAP Basis	$(1,814)	$6,975	$2,539	$(784)	$(0.07)	$0.33	$0.12	$(0.04)
Impairments and disposal gain	(81)	1,571	2,057	1,374	(0.01)	0.07	0.10	0.07
Lease termination and severance reserve	1,149	-	-	-	0.05	-	-	-
Gain on extinguishment of debt	-	-	(38)	(774)		-	-	(0.04)
Adjusted	$(746)	$8,546	$4,558	$(184)	$(0.03)	$0.40	$0.22	$(0.01)
Discontinued Operations								
GAAP Basis	$260	$(1,262)	$1,124	$2,113	$0.01	$(0.06)	$0.05	$0.10
Impairments and disposal (gain) loss	(1,475)	306	(1,869)	(3,552)	(0.06)	0.01	(0.09)	(0.17)
Adjusted	$(1,215)	$(956)	$(745)	$(1,439)	$(0.05)	$(0.05)	$(0.04)	$(0.07)
Consolidated Operations								
GAAP Basis	$(1,554)	$5,713	$3,663	$1,329	$(0.06)	$0.27	$0.17	$0.06
Adjusted	(1,961)	7,590	3,813	(1,623)	$(0.08)	0.35	0.18	(0.08)

GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED DILUTED EPS



2008 Quarterly Adjusted Net Income & Diluted EPS

	Net income/(loss)				Diluted earnings per share			
	Q4'08	Q3'08	Q2'08	Q1'08	Q4'08	Q3'08	Q2'08	Q1'08
Continuing Operations								
GAAP Basis	$(1,174)	$1,021	$(224,393)	$(586)	$(0.06)	$0.05	$(11.18)	$(0.03)
Impairments and disposal gain	917	1,668	227,652	-	0.04	0.08	11.34	-
Gain on extinguishment of debt	(4,018)	(743)	-	-	(0.19)	(0.04)	-	-
Adjusted	$(4,275)	$1,946	$3,259	$(586)	$(0.21)	$0.09	$0.16	$(0.03)
Discontinued Operations								
GAAP Basis	$(3,104)	$(3,384)	$(19,391)	$(1,575)	$(0.15)	$(0.17)	$(0.96)	$(0.08)
Impairments and disposal (gain) loss	957	4,787	14,505	-	0.05	0.24	0.72	-
Adjusted	$(2,147)	$1,403	$(4,886)	$(1,575)	$(0.10)	$0.07	$(0.24)	$(0.08)
Consolidated Operations								
GAAP Basis	$(4,278)	$(2,363)	$(243,784)	$(2,161)	$(0.21)	$(0.12)	$(12.14)	$(0.11)
Adjusted	(6,422)	3,349	(1,627)	(2,161)	(0.31)	0.16	$(0.08)	(0.11)



GAAP RECONCILIATION

2008 QUARTERLY ADJUSTED DILUTED EPS

	2010 Proforma Adjustments		
	Q3'10	Q2'10	Q1'10
Selling, general & administrative			
As reported	$77,468	$74,813	$71,039
Impairments and disposal gain	-	(2)	367
Lease termination and severance reserve	-	(1,076)	(258)
Adjusted	$77,468	$73,735	$71,148
Income from operations			
As reported	$23,238	$3,268	$8,626
Impairments and disposal gain	-	13,262	1,189
Lease termination and severance reserve	-	1,076	258
Adjusted	$23,238	$17,606	$10,073
Income (loss) from continuing operations before income taxes			
As reported	$16,501	$(2,613)	$2,355
Impairments and disposal gain	-	13,262	1,189
Lease termination and severance reserve	-	1,076	258
Adjusted	$16,501	$11,725	$3,802

GAAP RECONCILIATION

2010 SELECTED INCOME STATEMENT DETAIL



	2009 Proforma Adjustments			
	Q4'09	Q3'09	Q2'09	Q1'09
Selling, general & administrative				
GAAP Basis	$67,508	$71,557	$68,854	$69,058
Impairments and disposal gain	-	(393)	(160)	(403)
Lease termination	(454)	-	-	-
Adjusted	$67,054	$71,164	$68,694	$68,655
Income from operations				
GAAP Basis	$3,227	$18,086	$9,946	$4,455
Impairments and disposal gain	(278)	2,360	3,680	2,080
Lease termination	1,854	-	-	-
Adjusted	$4,803	$20,446	$13,626	$6,535
Income (loss) from continuing operations before income taxes				
GAAP Basis	$(2,589)	$11,767	$4,173	$(1,273)
Impairments and disposal gain	(278)	2,360	3,680	2,080
Lease termination	1,854	-	-	-
Gain on extinguishment of debt	-	-	(231)	(1,086)
Adjusted	$(1,013)	$14,127	$7,622	$(279)

GAAP RECONCILIATION

2009 SELECTED INCOME STATEMENT DETAIL



	2008 Proforma Adjustments			
	Q4'08	Q3'08	Q2'08	Q1'08
Selling, general & administrative				
GAAP Basis	$69,427	$78,136	$80,314	$83,676
Impairments	-	(150)	(418)	-
Adjusted	$69,427	$77,986	$79,896	$83,676
Income from operations				
GAAP Basis	$3,268	$9,352	$(322,227)	$8,854
Impairments and disposal gain	1,157	2,105	335,430	-
Adjusted	$4,425	$11,457	$13,203	$8,854
Income (loss) from continuing operations before income taxes				
GAAP Basis	$(2,945)	$1,993	$(331,064)	$(994)
Impairments and disposal gain	1,157	2,105	335,430	-
Gain on extinguishment of debt	(3,605)	(1,643)	-	-
Adjusted	$(5,393)	$2,455	$4,366	$(994)

GAAP RECONCILIATION

2008 SELECTED INCOME STATEMENT DETAIL



	Proforma Cash Flow from Operations			
	YTD 2010	2009	2008	2007
Cash flow from Operations				
GAAP Basis	$(16,760)	$9,934	$85,165	$(49,211)
Flooring Notes Payable, non-trade	13,807	31,417	(16,803)	69,540
Adjusted	$(2,953)	$41,351	$68,362	$20,329

GAAP RECONCILIATION

ADJUSTED CASH FLOW FROM OPERATIONS

